Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SIMTEK CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and
      0-11.
      (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

      (5)  Total fee paid:

           ---------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount previously paid:
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                         -----------------------
      (3)   Filing Party:
                        --------------------------------------------------------
      (4)   Date Filed:
                       ---------------------------------------------------------

                               SIMTEK CORPORATION


                          1465 Kelly Johnson Boulevard
                        Colorado Springs, Colorado 80920
                                 (719) 531-9444

                          ----------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 6, 1997


                          ----------------------------


                                                              September 30, 1997




To the Shareholders of Simtek Corporation:


     The special meeting of shareholders (the "Special Meeting") of Simtek Corporation (the "Company) will be held at 1:00 p.m. on Thursday, November 6, 1997, at the Marriott Hotel, 5580 Tech Center Drive, Colorado Springs, Colorado, for the following purposes:

      1. To increase the number of authorized shares by amendment to the articles of incorporation;

      2. To ratify the selection of Hein + Associates LLP, independent auditors, as auditors of the Company for the year ending December 31, 1997; and

      3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 22, 1997 will be entitled to vote at the Special Meeting.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                             By Order of the Board of Directors,



                                             Douglas Mitchell
                                             Secretary

                               SIMTEK CORPORATION


                          1465 Kelly Johnson Boulevard
                        Colorado Springs, Colorado 80920
                                 (719) 531-9444

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


     The accompanying proxy is being solicited by the board of directors (the "Board") of Simtek Corporation (the "Company") for use at the Company's special meeting of shareholders (the "Special Meeting"). The Special Meeting will be held at 1:00 p.m. Thursday, November 6, 1997, at the Marriott Hotel, 5580 Tech Center Drive, Colorado Springs, Colorado. Any person giving a proxy has the right to revoke the proxy at any time before it is voted by giving written notice to the Secretary of the Company. The expense of this proxy solicitation will be paid by the Company. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about September 30, 1997. In addition to solicitation by mail, employees or representatives of the Company may personally solicit proxies.

     At the close of business on August 31, 1997, the Company had 28,676,685 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), outstanding and entitled to vote. Only shareholders of record at the close of business on September 22, 1997 will be entitled to vote. The holders of shares of Common Stock are entitled to one vote per share on each matter that properly comes before the Special Meeting. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting will be required to approve a proposal. Abstentions and broker nonvotes will be treated in accordance with the applicable provisions of the Colorado Corporation Code and the Company's articles of incorporation and bylaws.

         Unless otherwise specified, the shares of Common Stock represented by the accompanying form of proxy will be voted FOR the proposals as described below. As to any other matters that may properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment. Votes will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent for the Common Stock.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information regarding ownership of the Company's Common Stock as of August 31, 1997 by each person who is known by the Company to beneficially own more than five percent of the Common Stock, by each director of the Company, by each executive officer named in the summary compensation table and by all directors and executive officers of the Company as a group. Shares issuable within sixty days after August 31, 1997 upon the exercise of warrants or options are deemed outstanding for the purpose of computing the percentage ownership of persons beneficially owning such warrants or options or holding such notes but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The number of shares issuable upon exercise of outstanding Class B Redeemable Warrants gives effect to anti-dilution provisions triggered by issuances of the Company's securities through August 31, 1997. After giving effect to these anti-dilution provisions, each Class B Redeemable Warrant entitles the holder thereof to purchase 1.51 shares of Common Stock at an effective purchase price of $1.19 per share. To the knowledge of the Company, the persons listed below have sole voting and investment power with respect to the shares indicated as owned by them subject to community property laws where applicable and the information contained in the notes to the table.

     Name and                                              Amount and Nature
    Address of                                               of Beneficial              Percent of
 Beneficial Owner                                              Ownership                   Class
 ----------------                                          -----------------            ----------
Dr. Kurt Garbrecht, CEO                                       8,547,385  (1)               29.81%
Mr. Detlof Golla, CFO
Zentrum Mikroelektronik Dresden GmbH
Grenzstra e 28
01109 Dresden, Germany

Richard L. Petritz                                            1,376,210  (2)                4.78%
3109-D Broadmoor Valley Rd.
Colorado Springs, CO  80906

Klaus C. Wiemer                                                 130,000  (3)                *
5705 Archer Court
Dallas, TX  75252

Robert H. Keeley                                                 95,000  (4)                *
12630 Milan Road
Colorado Springs, CO  80908

Sheldon A. Taylor                                               160,000  (5)                *
1384 Cuernavaca Circulo
Mountain View, CA 94040


All officers and directors as a group
   (5 persons)                                               10,308,595  (6)               35.37%

--------------------------

*         Less than one percent.

(1) Dr. Kurt Garbrecht and Mr. Detlof Golla are the chief executive officer and chief financial officer of Zentrum Mikroelektronik Dresden GmbH. The 8,547,385 shares of Common Stock are held in the name of Zentrum Mikroelektronik Dresden GmbH.

(2) Includes 116,051 shares issuable upon exercise of other warrants. Does not include 289,900 shares owned by irrevocable trusts created for the benefit of Dr. Petritz's lineal descendants. Dr. Petritz has no voting or investment power with respect to such shares and disclaims beneficial ownership thereof.

(3)       Includes 110,000 shares issuable upon exercise of options.

(4)       Includes 85,000 shares issuable upon exercise of options.

(5)       Includes 160,000 shares issuable upon exercise of options.

(6) Includes 116,051 shares issuable upon exercise of other warrants and 325,000 shares issuable upon exercise of stock options.

                               SHAREHOLDER MATTERS

             APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

     The Board of Directors has recommended that the shareholders consider and approve an amendment to Section 2.1 of the Company's Articles of Incorporation that would increase the number of shares of Common Stock that the Company is authorized to issue from 40,000,000 shares to 80,000,000 shares (the
"Amendment"). A copy of the certificate of Amendment to the Articles of Incorporation is included in this Proxy Statement as Exhibit A.

     At August 31, 1997, there were 28,676,685 shares of Common Stock issued and outstanding. Approximately 5,478,400 shares are reserved to cover the shares issuable upon the exercise of warrants that have been granted in relationship to certain private and public offerings of the Company. Approximately 4,370,000 shares are reserved to cover the Company's 1991 Stock Option Plan and the 1994 Non-Qualified Stock Option Plan for its employees and directors of the Company. This leaves a balance of approximately 1,474,900 authorized shares of Common Stock available for future use as of August 31, 1997. The Articles of Incorporation authorizes the Company to issue 2,000,000 shares of preferred stock, none of which have been issued or are outstanding.



     The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would give the Board the necessary flexibility to issue Common Stock without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles of Incorporation. Among the possible purposes for which these additional shares would be available are the declaration and issuance of stock dividends, issuance in connection with acquisitions of other companies or properties, issuance under stock option plans that may be adopted in the future, issuance in public or private offerings (including issuance under a convertible debenture offering) to raise additional capital to fund production and marketing of its 0.8 micron 256 kilobit nvSRAM and the development of other new products. While the Board has no specific commitments, plans or intentions to issue shares of Common Stock at this time, it is currently exploring various financing alternatives; none of which would result in the change of control of the Company.



     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                             INDEPENDENT ACCOUNTANTS

     Hein & Associates LLP served as the Company's principal accountants for the fiscal year ended December 31, 1996, and the Board has selected Hein & Associates LLP as the Company's principal accountants for the 1997 fiscal year. Management of the Company does not expect representatives of Hein & Associates LLP to be present at the annual meeting.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO APPROVE THE ACCOUNTANTS.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended for presentation at the Company's next annual meeting must be received by the Company at its principal office in Colorado Springs, Colorado not later than January 17, 1998.

                           INCORPORATION BY REFERENCE

     The Company's (i) Annual Report on Form 10-KSB for the year ended December 31, 1996 and (ii) Quarterly Reports on Forms 10-QSB for the quarters ended March 31, 1997 and June 30, 1997, as filed with the Securities and Exchange Commission, are incorporated in this proxy statement by reference and made a part hereof. The Company will provide without charge to each person to whom this proxy statement is delivered, upon such persons written or oral request, a copy of all such information incorporated by reference. Any such request should be directed to Chief Operating Officer, Simtek Corporation, 1465 Kelly Johnson Blvd. Suite 301, Colorado Springs, CO 80920 (1-719-531-9444).

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               SIMTEK CORPORATION

     Pursuant  to  the  provisions  of  the  Colorado   Corporation   Code,  the
undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST: The name of the corporation is Simtek Corporation.

     SECOND: The following amendment to the Articles of Incorporation was adopted on November 6, 1997 as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

          Such amendment was adopted by the board of directors where no shares ---- have been issued.

          Such amendment was adopted by a vote of the shareholders. The number ---- of shares voted for the amendment was sufficient for approval.

     THIRD: The Articles of Incorporation are hereby amended by striking out the whole Section 2.1 and inserting in lieu thereof a new Section 2.1 reading in its entirety as follows:

            "2.1 Authorized Capital. The aggregate number of shares that the corporation shall have authority to issue is 80,000,000 shares of common stock with a par value of $.01 per share ("Common Stock"), and 2,000,000 shares of preferred stock with a par value of $1.00 per share ("Preferred Stock")."

     FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected, is as follows: None.

     FIFTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment are as follows: No Change.

     SIXTH: Except as amended hereby, the provisions of the Articles of Incorporation shall remain in full force and effect.

     DATED: November 6, 1997

SIMTEK CORPORATION:


BY:                                       AND:
   ------------------------------------       ----------------------------------
   Name:  Richard L. Petritz                  Name:  Douglas Mitchell
   Title: Chief Executive Officer             Title: Secretary

P R O X Y

                               Simtek Corporation
            1465 Kelly Johnson Blvd. #301, Colorado Springs, CO 80920
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints, Richard L. Petritz and Douglas Mitchell, and each of them individually, the proxies of the undersigned, with full power of substitution, to vote, at the Special Meeting of Shareholders of Simtek Corporation (the "Company") to be held November 6, 1997 and all adjournments thereof, all shares of Common Stock of the Company held of record by the undersigned as of September 22, 1997 as follows:

1.  APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

2.  APPROVAL OF ACCOUNTANTS

         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR Proposals 1 and 2 above.

                                      DATED:                              , 1997
                                            ------------------------------



                                      ------------------------------------------
                                      (Signature)


                                      ------------------------------------------
                                      (Signature)


                                      NOTE: Please sign in the same manner as name(s) appear below. Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc. should indicate their capacities.